Exhibit 10.46

CONFIDENTIAL TREATMENT REQUESTED FOR PORTIONS OF THIS DOCUMENT. PORTIONS FOR WHICH CONFIDENTIAL TREATMENT IS REQUESTED ARE DENOTED BY [***]. MATERIAL OMITTED HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

BLACKBOARD - LAUREATE SYSTEM WIDE MASTER AGREEMENT

This Master Agreement (“Agreement”), dated April 10, 2015  (the “Effective Date”), is made between Blackboard Inc., a Delaware corporation, with an address at 650 Massachusetts Ave., NW, 6th Floor, Washington, DC 20001-3796 (“Blackboard”), and Laureate Education Inc., with an office at 650 S. Exeter St., Baltimore, MD 21202 ( “Laureate”).  Each of Blackboard and Laureate are referred to as a “Party” and collectively as the “Parties.”

WHEREAS, Blackboard and Laureate desire to enter into an agreement for Blackboard offerings that would operate as a global standard agreement from which Laureate and its Affilates can purchase certain Blackboard offerings at a pre-negotiated rate.

NOW, THEREFORE, the parties intending to be legally bound hereby agree as follows:

1.              Defined Terms.

a.              “Affiliate” is a member of the Laureate International University network of institutions or a subsidiary of Laureate Education, Inc. Current Affiliates are listed on Schedule 1.  Laureate may add new Affiliates from time to time upon written notice to Blackboard.

b.              “Customer” means Laureate and each Affiliate, as applicable.

c.               “GPS/NGPS Institutions” are those Affiliates that are set forth on Schedule 3.

2.              Marketing.  Laureate is selecting Blackboard as its Global Standard LMS with the objective of having all Affiliates using the Blackboard LMS.  During the Term of this Agreement, the Parties shall work together in good faith to jointly market Blackboard offerings to Affiliates not yet using the Blackboard offerings.  During the Term, Laureate will increase its central training and support for Blackboard offerings to meet the anticipated increase in demand.

3.              Global Agreement.  As of the Effective Date, this Agreement shall replace the current global pricing agreement in place between Laureate and Blackboard dated September 7, 2007, as amended.  All other current contracts with Affiliates shall continue pursuant to their current terms, except as otherwise specifically set forth below for NGPS Institutions.  Once the current Affiliate contracts terminate in accordance with their respective Terms, that Affiliate may then purchase pursuant to this Agreement in accordance with the ordering procedures set out below.  This Agreement will govern the provision of Blackboard offerings listed in Schedules 2 and 4 to Laureate and its Affiliates who subsequently order pursuant an Order Form(s) (as defined in the Blackboard Master Terms) entered into by the respective Affiliate and Blackboard.  Affiliates with no existing contract with Blackboard may order these Blackboard offerings by entering into their own Order Form(s) with Blackboard, and in each case such Order Form(s) will be subject to the terms and conditions of this Agreement, and subject to the pricing set forth in Schedule 2.  Optional Managed Hosting Pricing is available to individual Affiliates at pricing as set forth in Schedule 4.  Analytics implementation will be scoped per individual Affiliate on a case-by-case basis.  For purposes of calculating Authorized Users under the applicable Schedules, an “Authorized User” is a unique person who is given access to the system.  Any of Blackboard’s other offerings not covered under Schedules 2 and 4 shall be outside of the scope of this Agreement and any purchase thereof shall be subject to individual negotiation with each Affiliate.  Each of Laureate and its respective Affiliates that enters into such an Order Form, shall thereby be bound by the terms and conditions of this Agreement, the applicable Order Form(s), and the applicable Schedules.  In all cases, the respective Affiliates will be solely liable for the payments under the respective Order Form(s).

GPS/NGPS Institutions:  Non-GPS institutions (NGPS Institutions) are Affiliates that are not part of GPS as determined previously by Laureate but have become part of the existing GPS contract enjoying GPS special pricing terms. Non-GPS Institutions with Authorized User numbers below [***] may replace their current

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

contract by entering into an Order Form(s) with Blackboard, and in each case such Order Form will be subject to this Agreement, provided, however, that no such Affiliate shall enter a new Order Form for less than the annual contract value under their current contract with Blackboard.  Non GPS Institutions with Authorized User numbers above [***] that are committing to growth of at least [***]% in Authorized User numbers over the next calendar year may replace their current contract by entering into an Order Form(s) with Blackboard, and in each case such Order Form will be subject to this Agreement, provided, however, that no such Affiliate shall enter a new Order Form for less than the annual contract value under their current contract with Blackboard.  Non GPS Institutions with Authorized User numbers above [***] and whom agree to purchase at least the “Laureate Global Standard plus Collaborate” package as set forth in Schedule 2 for all users, may replace their current contract by entering into an Order Form(s) with Blackboard, and in each case such Order Form will be subject to this Agreement, provided, however, that no such Affiliate shall enter a new Order Form for less than the annual contract value under their current contract with Blackboard. For all other GPS/NGPS Institutions not fitting into one of these three categories described in this subsection, their current contracts shall continue through the remainder of their respective Terms.  For purposes of clarity, this offering set forth in this subsection is only available to those Non-GPS Institutions, as set forth in Schedule 3.

4.              Pricing and Term.  The pricing set forth in the attached Schedules is available to Laureate for itself and the Affiliates on the following terms and conditions:

a)             Pricing offered as of the effective date of this Agreement will be as set forth in Schedule 2.

b)             All Affiliates which order Blackboard offerings under this agreement must commit to a term that would be coterminous on December 19, 2019.  A standard annual license renewal increase of [***]% each year will apply, and in each case, the Affiliates will confirm the number of Authorized Users on a quarterly basis.

c)              Throughout the Term of the Agreement, the Parties will conduct a quarterly review on the then-current Authorized User counts.  Any increase in the Authorized User counts over the counts from the preceding quarterly review will be applied in the next invoice issued in accordance with the terms of the original order.

The term (the “Term”) of this Agreement will expire on December 19, 2019.  Two years after the Effective Date, however, the pricing available under this Agreement shall no longer be available to Laureate and Affiliates, provided, however, that until December 2019, newly acquired Affilates acquired after the Effective Date may purchase pursuant to this pricing subject to a [***]% increase for each year starting the last day following the Term.  In any event, if a Affiliate enters into an Order Form pursuant to this Agreement during the Term, the pricing set forth in that Order Form shall be effective for the period set forth in that Order Form.

For the purposes of determining the total number of Laureate Authorized users, the number of Authorized users in Affiliates located in Brazil shall be added.

5.              Ordering Procedures.  The following describes the procedures to be used for the requesting of Blackboard offerings and issuing of Blackboard Software Schedules against this Agreement:

a.              Affiliates under the terms of this Agreement may request the purchase of a Blackboard offerings.  The request for purchase shall be made through the local Blackboard sales representative in the region against this Agreement and shall include the following:

i.                A Blackboard Order Form;

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

CONFIDENTIAL

ii.             Description of the offering desired;

iii.          Billing contact information;

iv.         Technical Contact Information; and

v.            Any schedule or additional information relevant and deemed necessary for the purchase of the Blackboard offering.

6.              Incorporation of this Master Agreement.  This Master Agreement shall replace in its entirety the standard Blackboard Master Terms for the following Affiliate Order Form(s) that have already been signed between the respective Affiliate and Blackboard:

INTI Universal Holdings Sdn Bhd, December 19, 2014, reference number: 10-200218

Universidad Peruana de Ciencias Aplicadas (UPC), December 19, 2014, reference number: 10-200112

Universidad Nacional Andres Bello, February 9, 2015, reference number: 10-200944

7.              Schedules and Appendices.  This Master Agreement is together with the Blackboard Master Terms, Order Form(s), Schedule(s), Appendice(s) and other Exhibit(s) constitutes the entire, full and complete Agreement between the Parties concerning the subject matter of the Agreement and supersedes all prior or contemporaneous oral or written communications, proposals, conditions, representations and warranties, and this Agreement prevails over any conflicting or additional terms of any quote, order, acknowledgment, or other communication between the Parties relating to its subject matter.  Any component of this Agreement, including any Order Form thereto, may be executed in counterparts, each of which will be deemed an original, and all of which together constitute one and the same instrument.  Facsimile signatures will be considered original signatures.  For the avoidance of doubt, the following Schedules and Exhibits are a material part of this Agreement, and are attached hereto and incorporated by reference herein:

a.              Exhibit A — Blackboard Master Terms

b.              Exhibit B — Sample Blackboard Standard Order Form

c.               Schedule 1 — Laureate Affiliated Institutions

d.              Schedule 2 — Laureate Global Standard Pricing Model

e.               Schedule 3 — GPS/NGPS Institutions

f.                Schedule 4 — Private Cloud Implementation Pricing

[SIGNATURE PAGE FOLLOWS]

[MASTER AGREEMENT SIGNATURE PAGE]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives, on the date and year first above-written.

Blackboard Inc.

By:	/s/ Bill Jones

Printed Name: Bill Jones, Assoc. Gen. Counsel

Date: April 10, 2015

Laureate Education Inc.

By:	/s/ Karl D. Salnoske

Printed Name: Karl D. Salnoske
Chief Information Officer

Date: April 8, 2015

Exhibit A

Blackboard Master Terms

1.                                      SCOPE OF AGREEMENT.

1.1                               Order Forms.  This Blackboard master agreement (“Master Agreement”) between Customer and Blackboard describes the general terms by which Customer may license or purchase, as applicable, an Offering (as defined below) from Blackboard.  This Master Agreement, together with the Order Form(s) and Schedule(s) referencing it, form the entire agreement between the Parties in respect of the specified Offering.  Customer acknowledges that it only has right to use and/or receive the Offering to the extent provided pursuant to one or more applicable Order Forms.

1.2                               Order of Precedence.  In the event a conflict arises between this Master Agreement and the provisions of any Order Form or Schedule, this Master Agreement will govern unless the relevant Order Form or Schedule expressly provides otherwise.  No term or provision set forth or cross-referenced in any purchase order or payment documentation will be construed to amend, add to, or supersede any provision of this Agreement.

2.                                      DEFINITIONS.

2.1                               “Agreement” means this Master Agreement, the Order Form(s), Schedule(s) and other exhibits to such Order Form(s) or Schedule(s), as amended from time to time.

2.2                               “Authorized End User” means an individual authorized by the Customer to use or otherwise access an Offering from time to time in the manner set forth in this Agreement.

2.3                               “Available Date” means, with respect to any particular Offering, the date upon which the Offering is made available to Customer pursuant to the terms of the relevant Order Form, regardless of whether Customer utilizes the Offering.

2.4                               “Blackboard” means the definition set forth in the relevant Order Form.

2.5                               “Blackboard Property” means all materials, including, but not limited to any computer software (in object code, source code form or as a hosted solution, and including, without limitation, all interfaces), script, programming code, data, database schema, web use statistics, information or HTML script, design elements, formulas, documentation, templates, formatting, CGIs, Javascripts, PL/SQL coding, other applications, content, software or other technology made, conceived, developed or provided by Blackboard or its suppliers and any trade secrets, know-how, methodologies and processes related to Blackboard’s products or services, including, without limitation, all copyrights, trademarks, patents, trade secrets, and any other proprietary rights therein and any Derivative Works thereof.

2.6                               “Confidential Information” means any non-public information disclosed by either Party to the other that has been identified as confidential or that by the nature of the information or the circumstances surrounding disclosure ought reasonably to be treated as confidential.  Without limiting the generality of the foregoing, Confidential Information will be deemed to include, without limitation, information about a Party’s business, operations, vendors or customers.  Blackboard’s Confidential Information will be deemed to include all Blackboard Property; Customer’s Confidential Information will be deemed to include all Customer Property.

2.7                               “Customer” means the customer identified on the relevant Order Form.

2.8                               “Customer Content” means any data, information, graphics or other media files or other content provided by Customer or any end user through use of an Offering.

2.9                               “Customer Property” means all graphic user interface, text, images, music, designs, products, computer programs, drawings, content, end user information, documentation, notes, development aids, technical documentation, information and other materials provided by Customer to Blackboard for use in connection with the Offering, including, without limitation, all copyrights, trademarks, patents, trade secrets, and any other proprietary rights therein.  Customer Property includes any third party software provided by, or made available at the request of, Customer for use in connection with any Offering.

2.10                        “Derivative Works” shall mean a work based upon one or more preexisting works, such as a translation, musical arrangement, dramatization, fictionalization, motion picture version, sound recording, art reproduction, abridgement, condensation, or any other form in which the preexisting work may be recast, transformed, or adapted.  A work consisting of editorial revisions, annotations, elaborations, or other modifications which, as a whole, represent an original work of authorship, is a “derivative work”.  The term Derivative Works shall not include and Blackboard shall not obtain any rights with respect to any Confidential Information of the Customer or any Customer-developed content or other Customer materials that are used in conjunction with the Blackboard Materials but that are not based upon or derived from the Blackboard Materials or any portion thereof.

2.11                        “Documentation” means, with respect to any particular Offering, any applicable standard end user specifications and/or operating instructions provided by Blackboard for such Offering, which may be amended from time to time. Documentation does not include any sales or marketing materials.

2.12                        “Effective Date” means the effective date set forth in the relevant Order Form.

2.13                        “Equipment” means any hardware and/or firmware provided by Blackboard to Customer.

2.14                        “Offering” means Software, Services, Professional Services or Equipment, as applicable.

2.15                        “Order Form” a document executed by both parties which lists items to be purchased and/or licensed by Customer as well as other information related to such items, each of which is incorporated into this Agreement.

2.16                        “Party” means either Blackboard or Customer.

2.17                        “Professional Services” means any professional services provided by Blackboard to Customer.

2.18                        “SaaS Service” means software provided by Blackboard as a Blackboard-hosted solution.

2.19                        “Services” means any services provided by Blackboard to Customer, including, without limitation, any SaaS Service.

2.20                        “Software” means the object code version of software provided by Blackboard to Customer.

2.21                        “Test Copy” means a copy of the Software which may be used only for purposes of testing the Software in Customer’s environment, and not for production purposes.

3.                                      PROPRIETARY RIGHTS

3.1                               Ownership of Customer Property.  As between Customer and Blackboard, Customer Property is and shall remain the sole and exclusive property of Customer.

3.2                               Ownership of Blackboard Property. As between Customer and Blackboard, Blackboard Property is and shall remain the sole and exclusive property of Blackboard or its licensors or suppliers.

3.3                               Vesting of Rights. To the extent, if any, that ownership of any of the Blackboard Property does not reside or automatically vest in Blackboard, Customer hereby transfers and assigns to Blackboard all rights, title interest and goodwill which Customer may have in and to Blackboard Property.  Without prejudice to the generality of the foregoing, in the event that ownership of any Blackboard Property vests in Customer for any reason, Customer agrees to execute all such instruments and do all such things as Blackboard may require of it to transfer or assign such ownership to Blackboard.

3.4                               Non-exclusivity. Customer acknowledges that it has no rights of exclusivity as to any of the Offerings to be provided by Blackboard, and that Blackboard shall have the right to provide to third parties with software, services and equipment which are the same or similar to those provided to Customer, and to use or otherwise exploit any Blackboard Property in providing such services, unless negotiated between the parties and specified in a work order formed under this Agreement.

3.5                               Blackboard Use of Customer Property. During the term of this Agreement, Customer grants to Blackboard, solely to perform its obligations hereunder, a non-exclusive, royalty-free license (a) to modify, arrange, combine, copy, store, transmit, distribute, and otherwise use the Customer Property and each element thereof generally and in combination with other elements of the Customer Property and the Blackboard Property, and (b) to make archive or backup copies and other copies of the Customer Property.  Customer hereby grants to Blackboard an unrestricted, irrevocable (subject to a material breach), non-exclusive, perpetual, worldwide license to use the Customer Property during the Term, for the sole purpose of performing its obligations hereunder.

3.6                               General Usage Restrictions.  Customer agrees not to use any Offering for purposes beyond the scope of this Agreement.  Without limiting the foregoing, Customer shall not: (a) modify the Offering or create any derivative product of the Software or SaaS Service, except with the prior written consent of Blackboard, provided that the foregoing shall not be construed to prohibit Customer from configuring the Software or SaaS Service to the extent permitted by the solution’s standard user interface, (b) sublicense, assign, sell, lease or otherwise transfer or convey, or pledge as security or otherwise encumber, Customer’s rights under the Agreement other than as expressly provided for herein, or (c) use the Offering to provide services to third parties other than Authorized End Users in the nature of a service bureau, time sharing arrangement or as an application service provider, as such terms are ordinarily understood within the software industry or for any other reason.  Customer will not obscure, remove or alter any of the trademarks, trade names, logos, patent, trademark, or copyright notices or markings to the Software or SaaS Service, nor will Customer add any other notices or markings to the Software or SaaS Service or any portion thereof except as permitted by the solution’s standard user interface.  Customer shall not use the Software or SaaS Service in violation of Blackboard’s obligations to any third party incurred prior to the Effective Date, provided that Blackboard has notified Customer of such obligation.  Further, in the event that Customer exceeds its license limitations, as set forth in an applicable Schedule or Order Form, additional fees may apply, and Customer shall, on an annual basis, provide Blackboard with documentation as reasonably required by Blackboard to verify its compliance with such license limitations.

3.7                               Customer Property.  Customer represents and warrants that: (a) Customer owns or has sufficient rights in and to the Customer Property, including, without limitation, personal, educational, and financial information contained within the Customer Property, in order for Customer and its Authorized End Users to use, and permit use of, the Offering(s), and (b) the Customer Property does not and shall not contain any content, materials, advertising or services that infringe on or violate any applicable law, regulation, or right of a third party. Customer also acknowledges that Customer Property may be accessed by Blackboard’s support or Managed Hosting personnel outside of the country of the hosted facility, and hereby authorizes such access.  Blackboard does not operate or control the information, services, opinions or other content of the Internet that may be incorporated in, operated with or otherwise displayed by the Offerings.  Blackboard reserves the right to remove from any Offering any Customer Property that Blackboard determines, in its sole discretion, may subject Blackboard to liability or may be dangerous, offensive, pornographic, or in violation of applicable law or regulations or the terms of this Agreement.  Customer agrees that it shall make no claim whatsoever against Blackboard relating to the Customer Property (or Blackboard’s removal thereof pursuant to the preceding sentence) or content of the Internet or respecting any information, product, service or software ordered through or provided via the Internet.

4.                                      REPRESENTATIONS.

4.1                               By Blackboard. Blackboard represents and warrants that (a) Blackboard and any person executing or otherwise agreeing on Blackboard’s behalf to this Agreement (including any Schedule, Order Form or click-through agreement which may be incorporated into this Agreement from time to time) has authority to enter into this Agreement, and (b) during the Term Blackboard will comply with all applicable laws and regulations governing all matters set forth herein.

4.2                               By Customer. Customer represents and warrants that (a) Customer and any person executing or otherwise agreeing on Customer’s behalf to this Agreement (including any Schedule, Order Form or click-through agreement which may be incorporated into this Agreement from time to time)  has authority to enter into this Agreement, (b) during the Term it will comply with all applicable laws and regulations governing all matters set forth herein; (c) during the Term it will comply with the then current Blackboard privacy policies, which Blackboard reserves the right to modify, from time to time, effective five (5) days after such modified policies are posted at the relevant link, such posting to constitute effective notice of changes, which privacy policies are hereby incorporated by reference; (d) during the Term Customer shall refrain from using any Offering in a manner that is libelous, defamatory, obscene, infringing or illegal, or otherwise abusing the Offering or the resources available through the Offering; (e)  Customer will take appropriate steps to ensure that it does not share access information (including user identification data and passwords) with third parties except as expressly permitted under this Agreement and (f) during the Term, to the extent that Authorized End Users exercise the rights granted to Customer under this Agreement, Customer shall ensure that such Authorized End Users comply with the obligations applicable to such exercise set forth in this Agreement.

5.                                      TERM; TERMINATION.

5.1                               Term.  This Agreement shall commence as of the Effective Date and shall continue in effect until the later of: (a) the expiration of the minimum term, as specified on the relevant Order Form, or (b) the expiration or termination of all Order Forms.  Each Order Form, and the license(s) associated therewith, shall terminate as set forth in such Order Form.

5.2                               Termination for Breach. In the event that either Party materially breaches any obligation, representation or warranty under this Agreement, the non-breaching Party may terminate this Agreement in its entirety, or, at the non-breaching Party’s option, it may terminate solely the relevant Order Form pursuant to which such breach has occurred, provided in either case that such breach has not been corrected within thirty (30) days after receipt of a written notice of such breach.  Without limiting the foregoing, either Party may terminate this Agreement immediately upon written notice to the other Party in the event the other Party materially breaches the provisions of Section 9 or the license usage restrictions in any Order Form.

5.3                               Effect of Termination. Upon termination of this Agreement, all Order Forms shall automatically and immediately terminate, and all licenses granted under this Agreement shall immediately cease.  Upon termination, Customer will immediately discontinue all use of materials licensed under this Agreement, and will pay to Blackboard all amounts due and payable hereunder.  Also, in the event of any termination prior to the end of any Order Form’s term, Customer shall immediately pay Blackboard all fees which are then due or would become due had no termination occurred.  Each Party: (a) will immediately cease any use of the other Party’s Confidential Information, (b) will delete any of the other Party’s Confidential Information from its computer storage or any other media, including, but not limited to, online and off-line libraries; and (iii) will return to the other Party or, at the other Party’s option, destroy, all copies of the other Party’s Confidential Information then in its possession. Without limiting the foregoing, upon termination of any Order Form (including upon termination of this Agreement in its entirety), the provisions of such Order Form regarding the effect of such Order Form’s termination shall also apply.

5.4                               Survival.  The termination or expiration of the Agreement shall not relieve either Party of any obligation or liability, nor impair the exercise of rights, accrued hereunder prior to such termination.  Without limiting the foregoing, the provisions of Sections 1, 2, 5, 7, 9 and 10 of this Master Agreement shall survive the termination of this Agreement for any reason.

6.                                      FEES; EXPENSES.

6.1                               Fees; Payments.  In consideration for Blackboard’s performance under this Agreement, Customer or Affiliate, as the case may be depending on the party that is signing the Order Form(s), agrees to pay Blackboard all fees required by the Order Forms, as applicable, which fees will be due in accordance with the provisions of the relevant Order Form, but in no event later than thirty (30) days after the date of an invoice from Blackboard.  For purposes of clarity, Laureate Education, Inc. shall not be liable for Order Forms executed by its Affiliates. Blackboard expressly reserves the right to change the fees payable under any Order Form with respect to any renewal of such Order Form upon expiration of its then-current term. All fees for any annual term Software license or annual Services shall be due and payable upon the date of execution of the applicable Order Form.  Customer will pay all fees in U.S. dollars unless otherwise set forth in the applicable Order Form. Payments shall be sent to the address indicated on the invoice.

6.2                               Late Fees.  Blackboard may charge interest on any amounts overdue by more than fifteen (15) days at the lower of: (a) the highest permissible rate, or (b) 18% per annum, charged at 1.5% per month from the date on which such amount fell due until the date of payment, whether before or after judgment. Customer acknowledges that any delay in payment for any Initial Term or Renewal Term may result in termination of the Blackboard license and/or an interruption in service at Blackboard’s sole discretion.

6.3                               Taxes.  The fees hereunder do not include any sales, use, excise, import or export, value-added (“VAT”), goods and services (“GST”), or similar tax or interest, or any costs associated with the collection or withholding thereof, or any government permit fees, license fees or customs or similar fees (“Taxes”) levied on the delivery of any Software or Equipment or the performance of Services by Blackboard to Customer.  Customer will be responsible for payment of such Taxes at point of sale.  If Customer is exempt from any such Taxes, then such Taxes shall not be charged to Customer upon Blackboard’s receipt of a copy of documentation acceptable to Blackboard that satisfies the requirements of the relevant tax authority to exempt such fees from such Tax (such as Customer’s tax exemption certificate, or VAT Registration Number.)  All payments due under this Agreement shall be made without any deduction or withholding, unless such deduction or withholding is required by any applicable law, regulation, or rule then in effect.  If Customer is required to deduct or withhold, Customer will promptly notify Blackboard of the requirement, timely pay the required amount to the relevant tax authority, provide Blackboard with an official receipt, certified copy or other documentation acceptable to Blackboard evidencing payment, and pay to Blackboard the amount to which Blackboard is otherwise entitled under this Agreement, less the amount required to be deducted or withheld. In the event, and to the extent, that Blackboard is unable to claim an income tax credit for the full amount deducted or withheld (the “Unrecouped Withholding”), Customer shall pay Blackboard, within sixty (60) days following receipt of an invoice from Blackboard, the Unrecouped Withholding.

6.4                               Expenses.  Except as provided in this Agreement, each party will be responsible for its own expenses incurred in rendering its performance or exercising its rights under this Agreement, including, without limitation, the cost of facilities, work space, computers and computer time, development tools and platforms, utilities management, personnel and supplies.  In addition, if Blackboard is required by applicable law, legal process or government action or for a Customer audit to produce information, files, documents or personnel as witnesses with respect to this Agreement or the products or services provided to Customer by Blackboard, Customer shall reimburse Blackboard for any professional time and expenses including reasonable external or internal legal costs incurred to respond to the request, unless Blackboard is a party to the proceeding or the subject of the investigation.

6.5                               Purchase Orders. Customer agrees that if its internal procedures require that a purchase order be issued as a prerequisite to payment of any amounts due to Blackboard, it will timely issue such purchase order and inform Blackboard of the number and amount thereof.  Customer agrees that the absence of a purchase order, other ordering document or administrative procedure may not be raised as a defense to avoid or impair the performance of any of Customer’s obligations under this Agreement, including payment of amounts owed to Blackboard.

7.                                      WARRANTIES, LIMITATIONS OF LIABILITY AND INDEMNIFICATION.

7.1                               Disclaimer of Warranty.  EXCEPT AS EXPRESSLY AND SPECIFICALLY PROVIDED IN ANY ORDER FORM OR SCHEDULE: (A) THE OFFERINGS ARE PROVIDED “AS IS” AND TO THE MAXIMUM EXTENT PERMITTED BY LAW, BLACKBOARD AND ITS LICENSORS AND SUPPLIERS DISCLAIM ALL OTHER REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE; (B) NEITHER BLACKBOARD NOR ITS LICENSORS WARRANT THAT THE FUNCTIONS OR INFORMATION CONTAINED IN THE SOFTWARE WILL MEET ANY REQUIREMENTS OR NEEDS CUSTOMER MAY HAVE, OR THAT THE SOFTWARE WILL OPERATE ERROR FREE OR WITHOUT INTERRUPTION, OR THAT ANY DEFECTS OR ERRORS IN THE SOFTWARE WILL BE CORRECTED, OR THAT THE SOFTWARE IS COMPATIBLE WITH ANY PARTICULAR

COMPUTER SYSTEM OR SOFTWARE; AND (C) BLACKBOARD AND ITS LICENSORS MAKE NO GUARANTEE OF ACCESS TO OR OF ACCURACY OF THE CONTENT CONTAINED IN OR ACCESSED THROUGH THE OFFERINGS.

7.2                               Limitations of Liability.  TO THE MAXIMUM EXTENT PERMITTED BY LAW, IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY OF THE FOLLOWING TYPES OF LOSS OR DAMAGE ARISING IN ANY WAY OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE OFFERINGS, WHETHER OR NOT SUCH PARTY WAS ADVISED IN ADVANCE OF THE POSSIBILITY OF SUCH LOSS OR DAMAGE: (A) ANY LOSS OF BUSINESS, CONTRACTS, PROFITS, ANTICIPATED SAVINGS, GOODWILL OR REVENUE; (B) ANY LOSS OR CORRUPTION OF DATA OR (C) ANY INCIDENTAL, INDIRECT OR CONSEQUENTIAL LOSSES OR DAMAGES WHATSOEVER (INCLUDING, WITHOUT LIMITATION, SPECIAL, PUNITIVE, OR EXEMPLARY DAMAGES).  EXCEPT FOR THE INDEMNITY SET FORTH IN SECTION 8.1, IN NO EVENT SHALL BLACKBOARD OR ITS LICENSORS’ CUMULATIVE LIABILITY FOR ALL CLAIMS ARISING FROM OR RELATING TO THIS AGREEMENT, REGARDLESS OF THE NATURE OF THE CLAIM, EXCEED THE AMOUNT OF FEES PAID BY CUSTOMER UNDER THIS AGREEMENT FOR THE AFFECTED OFFERING DURING THE TWENTY FOUR (24)-MONTH PERIOD IMMEDIATELY PRIOR TO THE EVENT, ACT OR OMISSION GIVING RISE TO SUCH LIABILITY.  THIS LIMITATION OF LIABILITY IS INTENDED TO APPLY WITHOUT REGARD TO WHETHER OTHER PROVISIONS OF THIS AGREEMENT HAVE BEEN BREACHED OR HAVE PROVEN INEFFECTIVE.

7.3.                            Essential Basis.  The Parties acknowledge and agree that the disclaimers, exclusions and limitations of liability set forth in this Section 7 form an essential basis of this Agreement, and that, absent any such disclaimers, exclusions or limitations of liability, the terms of this Agreement, including, without limitation, the economic terms, would be substantially different.

7.4.                            Indemnification.

a.              Indemnification by Customer.  In addition to any indemnification obligations set forth in an applicable Schedule or Order Form, Customer will indemnify, defend and hold harmless Blackboard, its affiliates and their respective directors, officers, employees, agents, successors and assigns (each a “Blackboard Indemnitee”) from and against any and all losses, damages or expenses (including, without limitation, reasonable attorneys’ fees and costs) arising from any claim, suit or proceeding brought by a third party against a Blackboard Indemnitee arising out of Customer’s (i) gross negligence or willful misconduct; or (ii) breach of representation and warranty under the Agreement.

b.              Indemnification by Blackboard. In addition to any indemnification obligations set forth in an applicable Schedule or Order Form, Blackboard will indemnify, defend and hold harmless Customer, its affiliates and their respective directors, officers, employees, agents, successors and assigns (each a “Customer Indemnitee”) from and against any and all losses, damages or expenses (including, without limitation, reasonable attorneys’ fees and costs) arising from any claim, suit or proceeding brought by a third party against a Customer Indemnitee arising out of Blackboard’s (i) gross negligence or willful misconduct; or (ii) breach of representation and warranty under the Agreement.

c.               Inapplicability to Infringement.  For the avoidance of doubt, the indemnification obligations set forth in this Section 7.4 shall not apply to infringement, which is addressed under Section 8 hereof.

8.                                      INFRINGEMENT.

8.1                               Blackboard Infringement Obligations.  If any third party brings a claim against Customer alleging that the Offering infringes a patent or a copyright under applicable law of any jurisdiction in which Customer is using the Offering, Customer must promptly notify Blackboard in writing and make no admission in relation to such alleged infringement.  Provided that Customer has promptly fulfilled all of the foregoing obligations and is not in material breach of the Agreement, Blackboard shall indemnify, defend, and settle such claim, at its own expense and option: (a) procure Customer the right to use the Offering, (b) modify or replace the Offering to avoid infringement; or (c) refund the applicable fee paid for the current term.  In the event that Blackboard exercises option (a) above, it shall have the sole and exclusive authority to defend and/or settle any such claim or action, provided that Blackboard will keep Customer informed of, and will consult with any independent legal advisors appointed by Customer at Customer’s own expense regarding the progress of such defense.

8.2                               Exceptions.  Blackboard shall have no liability to Customer under Section 8.1 or otherwise for any claim or action alleging infringement based upon: (a) any use of the Offering in a manner other than as specified by Blackboard, (b) any combination of the Offering with other products, equipment, devices, software, systems or data not manufactured or provided by Blackboard to the extent such claim is directed against such combination, (c) the Customer Content, or the use of the Customer Content, or (d) any modifications or customization of the Offering by any person other than Blackboard or a Blackboard-authorized third party (any of the foregoing, separately and collectively, “Customer Matters”).

8.3                               Customer Infringement Obligations.  Customer shall, at its own expense, indemnify and, at Blackboard’s option, defend Blackboard and each other Blackboard Indemnitee against any losses, damages or expenses (including, without limitation, reasonable attorneys’ fees and costs) arising from any claim, suit or proceeding brought by a third party against a Blackboard Indemnitee arising out of a Customer Matter and shall pay any damages finally awarded or settlement amounts agreed upon to the extent based upon a Customer Matter (any of the foregoing indemnifiable matters, each a “Blackboard Claim”), provided that Customer will not settle any Blackboard Claim unless such settlement completely and forever releases each Blackboard Indemnitee with respect thereto or unless Blackboard provides its prior written consent to such settlement.  Blackboard agrees (a) to provide Customer with prompt written notice of any Blackboard Claim, and (b) to provide such assistance as Customer may reasonably request, at Customer’s expense, in order to settle or defend any such Blackboard Claim.

8.4                               Exclusive Remedy.  THE FOREGOING PROVISIONS OF THIS SECTION 8 STATE THE ENTIRE LIABILITY AND OBLIGATIONS OF EACH PARTY, AND THE EXCLUSIVE REMEDY OF EACH PARTY WITH RESPECT TO CLAIMS BY ANY THIRD PARTY ALLEGING INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHT.

9.                                      CONFIDENTIALITY.

9.1                               Nondisclosure and Nonuse.  Each Party receiving Confidential Information agrees not to use such Confidential Information except for the purposes set forth in this Agreement, and pursuant to such use shall disclose such Confidential Information only to those directors, officers, employees and agents of such Party (a) whose duties justify their need to know such information, and (b) who have been clearly informed of their obligation to maintain the confidential, proprietary and/or trade secret status of such Confidential Information.  Each Party receiving Confidential Information shall treat such information as strictly confidential, and shall use the same care to prevent disclosure of such information as such Party uses with respect to its own confidential and proprietary information, provided that in any case it shall not use less than the care a reasonable person would use under similar circumstances.  Each Party acknowledges that it has all requisite authority under applicable laws to provide the other Party with access to Confidential Information.

9.2                               Notice.  The receiving Party will promptly notify the disclosing Party in the event the receiving Party learns of any unauthorized possession, use or disclosure of the Confidential Information and will provide such cooperation as the disclosing Party may reasonably request, at the disclosing Party’s expense, in any litigation against any third parties to protect the disclosing Party’s rights with respect to the Confidential Information.

9.3                               Terms of Agreement.  Except as otherwise provided by law, neither Party shall disclose the terms of the Agreement to any third party; provided, however, that either Party may disclose the terms of this Agreement to its professional advisers, or to any potential investor or acquirer of a substantial part of such Party’s business (whether by merger, sale of assets, sale of stock or otherwise), provided that such third party is bound by a written agreement or legal duty on terms at least as strict as those set out in this Section 9 to keep such terms confidential.

9.4                               Exceptions to Confidential Treatment.  Notwithstanding the foregoing, the preceding provisions of this Section 9 will not apply to information that: (a) is publicly available or in the public domain at the time disclosed, (b) is or becomes publicly available or enters the public domain through no fault of the recipient, (c) is rightfully communicated to the recipient by persons not bound by confidentiality obligations with respect thereto, (d) is already in the recipient’s possession free of any confidentiality obligations with respect thereto at the time of disclosure, (e) is independently developed by the recipient, or (f) is approved for release or disclosure by the disclosing Party without restriction.  Each Party may disclose Confidential Information to the limited extent necessary: (a) to comply with the order of a court of competent jurisdiction or other governmental body having authority over such Party, provided that the Party making the disclosure pursuant to the order will first have given notice to the other Party and made a reasonable effort to obtain a protective order, (b) to comply with applicable law or regulation requiring such disclosure, or (c) to make such court filings as may be required to establish a Party’s rights under this Agreement. Notwithstanding anything in this Section to the contrary, and, subject to applicable law, Blackboard shall have the right to share individual Authorized End User Confidential Information to the extent it has received consent for such sharing from such Authorized End User.

9.5                               Contact Information.  Customer hereby authorizes Blackboard to include and use individual Customer contact information (i.e., primary contact, system administrator, billing contact) in contact lists for emails, mailings, and faxes from Blackboard relating to Blackboard-provided products and services, support, product and service matters, newsletters, user groups and events, and to provide contact information to third parties whose products or services Customer has purchased through Blackboard for the purpose of providing those products and services or support or maintenance for the products and services.  Customer acknowledges that it has the right to provide such consent, and Blackboard acknowledges that it will not use or distribute the contact information except as explicitly set forth above.

9.6                               Other Rights.  Customer hereby grants Blackboard the limited right to collect aggregated usage statistics with respect to the Offerings.  Such usage statistics are and shall be aggregated and not identifiable of any individual, including any Authorized End User.  To the extent that any Offering contains an Auto Report feature for this purpose, Customer will not disable the Auto Report feature of the Offering, or undertake any action which has the effect of preventing such feature from operating correctly or the effect of modifying the information reported thereby.  Except to the extent permitted by applicable law in the absence of any express license or other grant of rights, neither party will use any trade name, trademark, service mark, logo or commercial symbol, or any other proprietary rights of the other party in any manner (including without limitation, reference to the other party as a client, customer or supplier in any press release, advertisement or other promotional material).

10.                               MISCELLANEOUS MATTERS.

10.1.                     Severability.  Should any term or provision of this Agreement be finally determined by a court of competent jurisdiction to be void, invalid, unenforceable or contrary to law or equity, the offending term or provision shall be construed (a) to have been modified and limited (or if strictly necessary, deleted) only to the extent required to conform to the requirements of law, and (b) to give effect to the intent of the Parties (including, without limitation, with respect to the economic effect of the Agreement), and the remainder of this Agreement (or, as the case may be, the application of such provisions to other circumstances) shall not be affected thereby but rather shall be enforced to the greatest extent permitted by law.

10.2.                     Conflict Resolution.  This Agreement shall for all purposes be governed by and interpreted in accordance with the laws of the State of New York.

10.3.                     Modification and Waiver.  No modification, amendment, supplement, or other change to this Agreement will be effective unless set forth in writing and signed by duly authorized representatives of Blackboard and Customer.  No waivers under this Agreement will be effective unless expressly set forth in writing and signed by a duly authorized representative of the Party against whom enforcement thereof is sought.  The failure of either Party to insist upon strict performance of any provision of this Agreement, or to exercise any right provided for herein, shall not be deemed to be a waiver of such provision or right with respect to subsequent claims (unless expressly so stated in a valid amendment or waiver), and no waiver of any provision or right shall affect the right of the waiving Party to enforce any other provision or right herein.

10.4.                     Assignment.  No right or obligation of Customer under this Agreement may be assigned, delegated or otherwise transferred, whether by agreement, operation of law or otherwise, without the express prior written consent of Blackboard, and any attempt to assign, delegate or otherwise transfer any of Customer’s rights or obligations hereunder, without such consent, shall be void.  Subject to the preceding sentence, this Agreement shall bind each Party and its permitted successors and assigns.

10.5.                     Marketing/PR. Customer may agree to be included and/or actively participate in public relations activities, including, but not limited to, press releases, traditional and social media engagement, blogs, etc. at Customer’s sole option. All activities are at the discretion of Blackboard and will be approved by the customer before publication. Customer and Blackboard shall work together to ensure completion of all PR/media activities as soon as practical after contract Effective Date.

10.6.                     Remedies.  The Parties agree that any breach of confidentiality or proprietary rights would cause irreparable injury for which no adequate remedy at law exists; therefore, the Parties agree that equitable remedies, including without limitation, injunctive relief and specific performance, are appropriate remedies to redress any such breach or threatened breach of this Agreement, in addition to other remedies available to the Parties.  All rights and remedies hereunder shall be cumulative, may be exercised singularly or concurrently and shall not be deemed exclusive except as provided in Section 8.  If any formal dispute resolution is brought to enforce any obligations hereunder, the prevailing Party shall be entitled to receive its legal fees, costs and other collection expenses, in addition to any other relief it may receive.

10.7.                     Notices.  Any notice or communication permitted or required hereunder shall be in writing and shall be delivered in person or by courier, or mailed by certified or registered mail, postage prepaid, return receipt requested, and, in the case of notices to Blackboard, sent to Blackboard Inc., Attn: General Counsel, 650 Massachusetts Avenue NW, 6th Floor, Washington DC, 20001 or to such other address as shall be given in accordance with this Section 10.6, and, in the case of Customer, to the address on the applicable Order Form, and shall in each case be effective upon receipt.  Alternatively, Customer may provide notices to, provided that Customer provides an email address to Blackboard for notices which Blackboard may send to Customer.

10.8.                     Force Majeure.  Except with regard to payment obligations, neither Party will be responsible for any failure to fulfill its obligations due to causes beyond its reasonable control, including without limitation, acts or omissions of government or military authority, acts of God, materials shortages, transportation delays, fires, floods, labor disturbances, riots, wars, terrorist acts or inability to obtain any export or import license or other approval or authorization of any government authority.

10.9.                     U.S. Government Users.  The following applies to any end user that is a U.S. Government entity:  Each of the components that comprise the Software is a “commercial item” as that term is defined at 48 C.F.R. 2.101, consisting of “commercial computer software” and/or “commercial computer software documentation” as such terms are used in 48 C.F.R. 12.212.  Consistent with 48 C.F.R. 12.212 and 48 C.F.R. 227.7202-1 through 227.7202-4, all U.S. Government end users acquire the Software with only those rights set forth herein.  Contractor/manufacturer is Blackboard Inc., 650 Massachusetts Avenue NW, 6th Floor, Washington, DC 20001.  All rights not specifically granted in this Agreement are reserved by Blackboard.

10.10.              Export Control.  Customer shall not export or allow the export or re-export the Offering, any components thereof or any Confidential Information of Blackboard without the express, prior, written consent of Blackboard and except in compliance with all export laws and regulations of the U.S. Department of Commerce and all other U.S. agencies and authorities, including without limitation, the Export Administration Regulations of the U.S. Department of Commerce Bureau of Export Administration (as contained in 15 C.F.R. Parts 730-772), and, if applicable, relevant foreign laws and regulations.

10.11.              Relationship.  Blackboard and Customer are independent contracting parties.  This Agreement shall not constitute the Parties as principal and agent, partners, joint venturers, or employer and employee.

10.12.              Entire Agreement.  This Master Agreement, together with the Order Form(s), Schedule(s) and other Exhibit(s) constitutes the entire, full and complete Agreement between the Parties concerning the subject matter of the Agreement and supersedes all prior or contemporaneous oral or written communications, proposals, conditions, representations and warranties, and this Agreement prevails over any conflicting or additional terms of any quote, order, acknowledgment, or other communication between the Parties relating to its subject matter.  Any component of this Agreement, including any Order Form thereto, may be executed in counterparts, each of which will be deemed an original, and all of which together constitute one and the same instrument.  Facsimile signatures will be considered original signatures.

Exhibit B

SAMPLE Blackboard Standard Order Form

This Blackboard Order Form (“Order Form”) by and between Blackboard (as defined below) and {{CompanyName}} (“Customer”) details the terms of Customer’s use of the products and services set forth below (“Product and Pricing Summary”).  This Order Form shall become effective on the Effective Date.  This Order Form, together with the Blackboard Master Agreement between Blackboard Inc. and Laureate Education Inc. dated               (the “Blackboard Master Agreement”) and incorporated by this reference, form the entire agreement between the parties in respect of the products and services set forth in the Product and Pricing Summary.  Notwithstanding anything to the contrary in any purchase order or other document provided by Customer, any product or service provided by Blackboard to Customer in connection with a purchase order related to this Order Form is conditioned upon Customer’s acceptance of this Order Form and the Blackboard Master Agreement.. Any additional, conflicting or different terms proffered by Customer in a purchase order or otherwise shall be deemed null and void. Each of the individuals executing this Order Form represent and warrant that he or she is authorized to execute the Agreement on behalf of Customer or Blackboard, as applicable.

In consideration of the promises set forth herein, and other good and valuable consideration, the receipt of which are hereby acknowledged, the parties hereby agree as follows:

A.  Product and Pricing Summary

Qty	U of M	Product Code	Product or Service Description	List Price	Price Reduction	Net Price

TOTALS:

DESIGNATED SERVER SITE:

B.  Term

Initial Term: Unless otherwise specified in the Product or Service Description above, the Initial Term shall be [insert number of months or years, as applicable] following the Effective Date, such that the Initial Term terminates on December 19, 2019.

Unless otherwise specified in the Product or Service Description above, this Order Form shall be renewed automatically for successive periods of one (1) year (each a “Renewal Term”) after the expiration of the Initial Term and any subsequent Renewal Term, unless Customer provides Blackboard, or Blackboard provides Customer, with a written notice to the contrary thirty (30) days prior to the end of the Initial Term or Renewal Term, as applicable.

Effective Date:  Upon execution of this Order Form.

C.  Payment Terms

1.              All initial and subsequent payments shall be due Net 30.  Unless otherwise specified, all dollars ($) are United States currency.

2.              Customer shall be invoiced for amounts due in respect of the first year of the Initial Term upon execution of this Order Form.

3.              Sales Tax:  If applicable, a copy of your Sales Tax Direct Pay Certificate or your Sales Tax Exemption Certificate must be returned with this Order Form.

D.  Special Provisions

[ADD/DELETE LINKS AND SPECIAL PROVISIONS AS REQUIRED- THE FOLLOWING ARE SAMPLES ONLY]

1.              The terms and conditions set forth at http://agreements.blackboard.com/bbinc/licenseschedule.aspx shall be incorporated herein.

2.              All terms and conditions set forth at http://agreements.blackboard.com/bbinc/managedhostingschedule.aspx shall be incorporated herein.

3.              All terms and conditions set forth at http://agreements.blackboard.com/bbinc/analyticsmhschedule.aspx shall be incorporated herein.

4.              The terms and conditions set forth at http://agreements.blackboard.com/bbinc/collaborateschedule.aspx shall be incorporated herein

Expansion of Licensed Use.  Blackboard Software is priced annually based upon Blackboard User Bands.  Blackboard User Bands are comprised of the FTE (as defined below) of licensing institution PLUS the number of Users in outside programs.  Customer agrees that the FTE provided to Blackboard is correct and accurate to the best of its knowledge. For the Software on this Schedule, Customer’s license for the Software on this Schedule shall be expanded in increments as indicated below and Blackboard will assess additional license fees for increases in Customer’s FTE.  Blackboard’s User Bands are as follows:

Blackboard’s assessment of additional license fees will be in accordance with Blackboard’s then-current pricing.  In the event of growth related to a Customer merger or acquisition, Blackboard’s assessment of additional license fees will be in accordance with Blackboards then-current pricing.

Customer:	Blackboard (“Blackboard”)

{{CompanyName}}
Signature	Signature

Name (printed)	Name (printed)

Title (printed)	Title (printed)

Date	Date

SCHEDULE 1

LAUREATE AFFILIATES

Blue Mountains International Hotel Management School (BMIHMS) - Kendall College
Think Education Group
Torrens University Australia (TUA)
Blue Mountains International Hotel Management School — Suzhou Campus
Hunan International Economics University (HIEU)
Les Roches Jin Jiang International Hotel Management College
Xi’an Jiaotong-Liverpool University (XJTLU)
Pearl Academy
University of Petroleum & Energy Studies (UPES)
University of Technology and Management (UTM)
INTI College Indonesia
INTI International University & Colleges
Media Design School - Santa Fe UofAD
Stamford International University
Université Internationale de Casablanca (UIC)
Monash South Africa
European University Cyprus (EUC)
École Centrale d’Electronique (ECE)
École Supérieure du Commerce Extérieur (ESCE)
European Business School Paris (EBS Paris)
Institut Français de Gestion (IFG)
BiTS (Business and Information Technology School)
BTK group
Domus Academy - Santa Fe UofAD
Nuova Accademia di Belle Arti Milano (NABA) - Santa Fe UofAD
Universidade Europeia (UE)
Centro Superior de Edificación, Arquitectura e Ingeniería (PROY3CTA)
ESTEMA Escuela de Negocios
IEDE Business School
Les Roches Marbella
Real Madrid International School
Universidad Europea de Canarias
Universidad Europea de Madrid (UEM)
Universidad Europea Valencia
Glion Institute of Higher Education - Kendall College
Les Roches Gruyère, University of Applied Sciences (LRG) - Kendall College
Les Roches International School of Hotel Management - Kendall College
Istanbul Bilgi University
University of Liverpool (in partnership with Laureate Online Education, B.V.)
University of Roehampton, London (in partnership with Laureate Online Education, B.V.)
Royal Academy of Culinary Arts (RACA)

Higher Institute for Paper and Industrial Technologies (HIPIT)
Higher Institute for Water and Power Technologies (HIWPT)
Laureate Al Kharj Female’s College of Excellence
Laureate Jeddah Technical College of Excellence
Laureate Mecca Female’s College of Excellence
Laureate Riyadh Tourism and Hospitality College of Excellence
Riyadh Polytechnic Institute (RPI)
Business School São Paulo (BSP)
CEDEPE Business School
Centro Universitário do Norte (UniNorte)
Centro Universitário IBMR
Centro Universitário Ritter dos Reis (UniRitter)
Faculdade de Desenvolvimento do Rio Grande do Sul (FADERGS)
Faculdade dos Guararapes (FG)
Faculdade Internacional da Paraíba (FPB)
Universidade Anhembi Morumbi (UAM)
Universidade Potiguar (UnP)
Universidade Salvador (UNIFACS)
Institute for Executive Development Chile (IEDE)
Instituto Profesional AIEP
Instituto Profesional Escuela Moderna de Música (EMM)
Universidad Andrés Bello (UNAB)
Universidad de Las Américas Chile (UDLA)
Universidad Viña del Mar (UVM)
Universidad Americana (UAM)
Universidad Latina de Costa Rica
Universidad Latinoamericana de Ciencia y Tecnología (ULACIT)
Universidad de Las Américas (UDLA)
Centro Universitario Tecnológico (CEUTEC)
Universidad Tecnológica Centroamericana (UNITEC)
Laureate Mexico (UVM & UNITEC)
Universidad del Valle de México (UVM)
Universidad Tecnológica de México (UNITEC)
Universidad Interamericana de Panamá (UIP)
CIBERTEC
Instituto Tecnológico del Norte (ITN)
Universidad Peruana de Ciencias Aplicadas (UPC)
Universidad Privada del Norte (UPN)
Canter - Continuing Ed Program Baltimore
Laureate Network Products and Services (LNPS)
Kendall College
Walden University
National Hispanic University (NHU)
NewSchool of Architecture and Design (NSAD)
Santa Fe University of Art and Design

University of St. Augustine for Health Sciences (USA)

SCHEDULE 2

Laureate Global Standard LMS - Pricing model

Price per authorized user based on total population at time of order
	[***]	[***]	[***]	[***]
Learn Course Delivery - “Learn Light”	[***]	[***]	[***]	[***]

Learn Course Delivery, Community, Content, Mobile “Laureate Global Standard”	[***]	[***]	[***]	[***]

Laureate Global Standard plus Collaborate	[***]	[***]	[***]	[***]

Add Analytics for Learn Licence to any of the above	[***]	[***]	[***]	[***]

Note - all packages above available to order at any size of authorized users. [***]% discount applies on single orders of over [***] users, [***]% discount applies on orders over [***] users

Note - The package below “Full Bb Suite with Managed Hosting”  only available on single orders of min [***] authorized users on shared service. [***]% discount applies against single order of more than [***] users

Full Bb Suite with Managed Hosting - Global Standard plus Collaborate, Analytics and Diamond Managed Hosting (Brazil package)	[***]	[***]	[***]	[***]

Notes:

* *Collaborate and Mobile Learn will be provided to GPS schools at [***] until the end of their current agreement. Schools must purchase min $[***] getting started services

*Optional Managed Hosting Pricing is based on a single production environment implementation.

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

SCHEDULE 3

GPS / *non GPS INSTITUTIONS

Walden University	GPS	USA
University of Liverpool	GPS	UK
Canter - Continuing Ed Program Baltimore	GPS	USA
Laureate Network Products and Services (LNPS)	GPS	USA
Kendall College	GPS	USA
University of Roehampton, London	GPS	UK
National Hispanic University (NHU)	GPS	USA
Glion Institute of Higher Education	GPS	Switzerland
NewSchool of Architecture and Design (NSAD)	GPS	USA
Universidad Peruana de Ciencias Aplicadas (UPC)	non-GPS	Peru
Universidad del Valle de México (UVM)	non-GPS	Mexico
Universidad Tecnológica de México (UNITEC)	non-GPS	Mexico
INTI International University & Colleges	non-GPS	Malaysia
Universidad Andrés Bello (UNAB)	non-GPS	Chile
Istanbul Bilgi University	non-GPS	Turkey
Institut Français de Gestion (IFG)	non-GPS	France
European University Cyprus (EUC)	non-GPS	Cyprus
Universidad Europea de Madrid (UEM)	non-GPS	Spain

*Note: ALL LIU Institutions shall be considered “non-GPS” institutions for purposes of this Agreement.

2

SCHEDULE 4

Private Cloud Implementation

# of Authorized End Users	One Time Set up Fee	Year 1 Annual Service Fee	Bandwidth and Storage Included
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]		[***]

[***] Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

3